UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

Outdoor Holding Company

(Exact name of registrant as specified in its charter)

Delaware	001-13101	30-0957912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Circle 75 Pkwy Suite 1300

Atlanta, GA 30339

(Address of principal executive offices)

(480) 947-0001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On June 26, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of Outdoor Holding Company (the “Company”) approved the dismissal of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm, effective June 26, 2026. Withum’s dismissal followed the filing on June 22, 2026 of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, which included Withum’s audit report on the Company’s consolidated financial statements for the fiscal year ended March 31, 2026.

The audit report of Withum on the Company’s consolidated financial statements as of and for the fiscal year ended March 31, 2026 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended March 31, 2026, and the subsequent interim period through June 26, 2026, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Withum’s satisfaction, would have caused Withum to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such year.

During the fiscal year ended March 31, 2026, and the subsequent interim period through June 26, 2026, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Withum with a copy of the disclosures made in this Current Report on Form 8-K and requested that Withum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Withum agrees with the statements made by the Company in this Item 4.01. A copy of Withum’s letter, which is dated June 29, 2026, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On June 26, 2026, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027, effective upon the dismissal of Withum.

During the fiscal years ended March 31, 2026 and 2025, and the subsequent interim period through June 26, 2026, neither the Company nor anyone acting on its behalf consulted with Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from WithumSmith+Brown, PC, dated June 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outdoor Holding Company

Dated:	June 29, 2026	By:	/s/ Paul J. Kasowski
Paul J. Kasowski
Chief Financial Officer